UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-3420
Oppenheimer Integrity Funds
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: December 31
Date of reporting period: 12/31/2010

Item 1. Reports to Stockholders.

December 31, 2010

Oppenheimer

Core Bond Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

Market Recap

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

December 31, 2010 Management Oppenheimer Commentary Core Bond Fund and Annual Report MANAGEMENT COMMENTARY Market Recap ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Corporate Bonds & Notes—Top Ten Industries

Insurance	3.9%
Commercial Banks	3.4
Oil, Gas & Consumable Fuels	3.1
Capital Markets	2.3
Diversified Financial Services	2.3
Media	1.8
Diversified Telecommunication Services	1.5
Chemicals	1.3
Electric Utilities	1.2
Real Estate Investment Trusts	1.0
Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2010, and are based on net assets.
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Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

Treasury	1.9%
Agency	45.4
AAA	21.0
AA	1.9
A	8.7
BBB	13.7
BB	4.4
B	0.5
CCC	2.3
CC	0.2
C	—
D	—
Unrated	—

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of December 31, 2010 and are subject to change. Except for securities labeled “Treasury”, “Agency” and “unrated” and except for certain securities issued or guaranteed by a foreign sovereign or supranational entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign or supranational entity are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign or supranational entity. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. “Investment-grade” securities are securities rated within the NRSROs’ four highest rating categories. Unrated securities do not necessarily indicate low credit quality, but may or may not be equivalent of investment-grade. Please consult the Fund’s prospectus for further information. Additional information can be found in the Fund’s Statement of Additional Information.
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FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its fiscal year ended December 31, 2010, followed by graphical comparisons of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month reporting period ended December 31, 2010, the Fund’s Class A shares (without sales charge) produced a total return of 10.96%, outperforming the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which generated a total return of 6.54% during the period. In comparison, the Barclays Capital Credit Index and the Citigroup Broad Investment Grade Bond Index produced total returns of 8.47% and 6.30%, respectively.
     The Fund significantly outperformed the Index in a few areas, specifically mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and certain investment grade and high yield investments. MBS guaranteed by government-sponsored enterprises (GSEs) — also referred to as agency MBS — enjoyed quite good performance during the reporting period, and outperformed similar-duration Treasuries. MBS originated by private entities — otherwise known as non-agency MBS — continued to post solid returns, demonstrating, in our view, the continuing benefit of dwindling supply. This sector tends to naturally amortize, and little or no new issuance has taken place since the housing market declined. As a result of the problems in the residential real estate market, MBS, in general, have benefited from declining prepayments, which have increased the value of many mortgages. Our large relative overweight to CMBS, which posted even stronger returns than MBS, also benefited Fund performance. CMBS continued to perform well and our allocation to CMBS on average was approximately 3% larger than the Index’s during the reporting period. The Fund received a greater contribution to return from MBS than CMBS, however, due to the Fund’s much larger exposure to MBS.
     A few other areas contributed to Fund performance during the reporting period. Relative to the Index, the performance of our investments in investment grade securities significantly outperformed, primarily due to an overweight to financials and a tilt towards lower-rated, investment grade corporate debt, especially BBB-rated securities. Our investments in high yield, non-investment grade securities also performed well, as our allocations to BB-rated bonds added to the Fund’s outperformance. Lastly, a roughly 9% allocation to asset-backed securities (ABS) contributed to Fund performance. ABS are often collateralized by credit card receivables and auto loans, and these generally performed well for the Fund during the period. In the fourth quarter, the performance of credit card receivables trailed off slightly, while the performance of auto loans remained strong. The Fund had a small allocation in U.S. Government agency debt, which modestly contributed to performance as a result of stronger relative security selection.
     The Fund had minimal exposure to U.S. Treasury securities during the period, while the Index had a roughly 33.5% allocation to them at period end. Treasuries overall produced solid performance during the reporting period with a return of approximately 6% for the Index.
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However, the Fund’s small allocation to Treasuries contributed to its relative outperformance versus the Index, as most other categories of the Index performed better. The Fund’s lack of significant direct exposure to Treasuries fared especially well in December, when they encountered a steep sell-off. During the period, we generally maintained the Fund’s duration posture in a range that was in line with the Index. We successfully used interest rate futures and other derivative instruments to help establish the Fund’s duration position.
     Looking forward, the U.S. economic recovery now appears to be firmly entrenched. Indeed, the U.S. economy appears to be strengthening on the heels of the new tax-cut stimulus, the U.S. Federal Reserve’s second round quantitative easing, solid holiday retail sales, and improving corporate profitability. On the flip side, unemployment may continue to stay high for some time and the residential real estate market remains under pressure. We may likely see normalized growth rates with abnormally low domestic interest rates for an extended period of time. We believe credit spreads may potentially continue to narrow or stay steady into early 2011. If so, that may potentially bode well for the Fund’s over-weight to corporate credit and the allocation to high yield bonds. We expect to maintain meaningful allocations to domestic high yield debt, MBS and CMBS, and continue to underweight U.S. Treasuries and U.S. Government agency debt.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2010. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds; the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities; and the Barclays Capital Credit Index, an index of non-convertible U.S. investment grade corporate bonds. The indices’ performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Indices are unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
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FUND PERFORMANCE DISCUSSION
 Class A Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
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Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. See page 15 for further information.
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FUND PERFORMANCE DISCUSSION
 Class C Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
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Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. See page 15 for further information.
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FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, 10-year returns for Class B shares reflect Class A performance for the period after conversion. See page 15 for further information.
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NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 4/15/88. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year returns for Class B reflect Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 7/11/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through certain retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 4/27/98. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
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FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2010.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
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	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	July 1, 2010	December 31, 2010	December 31, 2010

Actual
Class A	$1,000.00	$1,039.20	$4.69
Class B	1,000.00	1,037.00	8.61
Class C	1,000.00	1,035.20	8.55
Class N	1,000.00	1,037.80	5.92
Class Y	1,000.00	1,041.10	2.68

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.62	4.65
Class B	1,000.00	1,016.79	8.52
Class C	1,000.00	1,016.84	8.47
Class N	1,000.00	1,019.41	5.87
Class Y	1,000.00	1,022.58	2.65
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended December 31, 2010 are as follows:

Class	Expense Ratios

Class A	0.91%
Class B	1.67
Class C	1.66
Class N	1.15
Class Y	0.52
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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STATEMENT OF INVESTMENTS December 31, 2010

	Principal
	Amount	Value

Asset-Backed Securities—9.5%
Ally Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.89%, 9/17/12	$2,765,000	$2,770,556
Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	2,680,000	2,664,198
Ally Master Owner Trust 2010-1, Asset-Backed Certificates, Series 2010-1, Cl. A, 2.01%, 1/15/13[1,2]	2,720,000	2,770,744
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/13[1]	2,315,000	2,372,212
AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	735,000	748,507
AmeriCredit Automobile Receivables Trust 2010-3, Automobile Receivables-Backed Nts., Series 2010-3, Cl. A2, 0.77%, 12/9/13	4,975,000	4,977,224
AmeriCredit Automobile Receivables Trust 2010-4, Automobile Receivables-Backed Nts., Series 2010-4, Cl. D, 4.20%, 11/8/16	1,465,000	1,443,938
AmeriCredit Prime Automobile Receivables Trust 2010-1, Automobile Receivables Nts., Series 2010-1, Cl. A2, 0.97%, 1/15/13	790,699	791,048
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	1,165,000	1,168,728
Bank of America Auto Trust 2010-2, Automobile Receivables, Series 2010-2, Cl. A2, 0.91%, 10/15/12	2,795,000	2,800,601
Capital One Multi-Asset Execution Trust, Credit Card Asset-Backed Certificates, Series 2008-A5, Cl. A5, 4.85%, 2/18/14	3,300,000	3,341,278
CarMax Auto Owner Trust 2010-3, Automobile Asset-Backed Nts., Series 2010-3, Cl. A3, 0.99%, 2/17/15	1,425,000	1,417,193
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/15[1]	782,234	809,171
Chase Funding Trust 2003-2, Mtg. Loan Asset-Backed Certificates, Series 2003-2, Cl. 2A2, 0.821%, 2/25/33[2]	559,165	479,855
Chrysler Financial Lease Trust, Asset-Backed Nts., Series 2010-A, Cl. A2, 1.78%, 6/15/11[1]	1,512,058	1,514,018
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	460,000	483,957
Citibank Omni Master Trust, Credit Card Receivables, Series 2009-A8, Cl. A8, 2.36%, 5/16/16[1,2]	4,080,000	4,132,110
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3, Asset-Backed Pass-Through Certificates, Series 2006-W FH3, Cl. A2, 0.361%, 10/25/36[2]	177,259	176,898
CNH Equipment Trust, Asset-Backed Certificates:
Series 2009-B, Cl. A3, 2.97%, 3/15/13	844,881	848,577
Series 2010-A, Cl. A2, 0.81%, 3/25/15	2,690,256	2,691,501
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.001%, 2/25/33[2]	35,756	32,465
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	Principal
	Amount	Value

Asset-Backed Securities Continued
Countrywide Home Loans, Asset-Backed Certificates: Continued
Series 2005-16, Cl. 2AF2, 5.382%, 5/1/36[2]	$3,755,709	$3,217,176
Series 2005-17, Cl. 1AF2, 5.363%, 5/1/36[2]	621,876	500,348
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.381%, 6/25/47[2]	3,020,000	2,703,845
DaimlerChrysler Auto Trust 2007-A, Automobile Receivable Nts., Series 2007-A, Cl. A4, 5.28%, 3/8/13	2,843,711	2,913,448
DT Auto Owner Trust, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/15[1]	1,456,811	1,468,127
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.351%, 7/25/36[2]	619,659	609,442
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.371%, 7/7/36[2]	322,329	307,016
Ford Credit Auto Lease Trust, Automobile Receivable Nts.:
Series 2010-A, Cl. A, 1.04%, 3/15/13[1]	1,469,310	1,470,635
Series 2010-B, Cl. A2, 0.75%, 10/15/12[3]	3,075,000	3,075,003
Ford Credit Auto Owner Trust, Automobile Receivable Nts.:
Series 2009-E, Cl. A2, 0.80%, 3/15/12	2,492,056	2,493,339
Series 2010-A, Cl. A4, 2.15%, 6/15/15	3,980,000	4,055,299
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.81%, 9/15/12[2]	2,730,000	2,771,180
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.91%, 12/15/14[1,2]	2,610,000	2,659,148
GE Capital Credit Card Master Note Trust, Asset-Backed Nts., Series 2009-2, Cl. A, 3.69%, 7/15/15	1,995,000	2,073,112
Harley-Davidson Motorcycle Trust 2006-3, Motorcycle Contract-Backed Nts., Series 2006-3, Cl. A4, 5.22%, 6/15/13	413,732	421,099
Harley-Davidson Motorcycle Trust 2009-2, Motorcycle Contract-Backed Nts., Series 2009-2, Cl. A2, 2%, 7/15/12	156,738	156,832
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/15/14[1]	2,900,000	2,928,022
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2005-3, Cl. A1, 0.521%, 1/20/35[2]	917,904	881,505
HSBC Home Equity Loan Trust 2006-4, Closed-End Home Equity Loan Asset-Backed Certificates, Series 2006-4, Cl. A2V, 0.371%, 3/20/36[2]	427,732	426,096
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.61%, 3/15/16[2]	2,900,000	2,867,953
Merrill Auto Trust Securitization 2007-1, Asset-Backed Nts., Series 2007-1, Cl. A4, 0.32%, 12/15/13[2]	1,789,457	1,784,767
Morgan Stanley Resecuritization Trust, Automobile Receivable Nts., Series 2010-F, Cl. A, 0.511%, 6/17/11[1,2]	3,420,000	3,412,383
Navistar Financial Dealer Note Master Owner Trust, Asset-Backed Nts., Series 2010-1, Cl. A, 1.911%, 1/26/15[1,2]	4,540,000	4,551,069
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STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29[3,4]	$1,750,658	$210,079
Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed Nts., Series 2010-B, Cl. A3, 1%, 12/15/13	2,700,000	2,696,720
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.41%, 1/15/13[1,2]	2,705,000	2,736,939
Option One Mortgage Loan Trust 2007-5, Asset-Backed Certificates, Series 2007-5, Cl. 2A1, 0.351%, 5/25/37[2]	1,094,443	1,076,877
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through Certificates, Series 2005-6, Cl. A3, 5.68%, 1/25/36[2]	840,720	774,705
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	2,845,000	2,848,803
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	2,950,000	2,935,519
Toyota Auto Receivable Owner Trust 2010-B, Automobile Receivable Nts., Series 2010-B, Cl. A2, 0.74%, 7/16/12	2,475,000	2,478,679
Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13	2,700,000	2,695,512
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2009-A, Cl. A, 4.60%, 9/15/15	2,755,000	2,832,979

Total Asset-Backed Securities (Cost $109,880,959)		107,468,435

Mortgage-Backed Obligations—74.2%
Government Agency—60.3%
FHLMC/FNMA/FHLB/Sponsored—60.2%
Federal Home Loan Mortgage Corp.:
5.50%, 9/1/39	8,610,405	9,182,537
6%, 5/15/18-10/15/29	2,700,876	2,958,489
6.50%, 4/15/18-4/1/34	2,986,913	3,299,499
7%, 7/15/21-10/1/37	10,118,113	11,524,557
8%, 4/1/16	232,588	255,928
9%, 4/14/17-5/1/25	74,101	83,743
12.50%, 5/15/14	234	238
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21	18,409	21,289
Series 1590, Cl. IA, 1.363%, 10/15/23[2]	2,942,511	2,983,192
Series 2034, Cl. Z, 6.50%, 2/15/28	21,481	24,062
Series 2043, Cl. ZP, 6.50%, 4/15/28	2,618,439	2,722,076
Series 2046, Cl. G, 6.50%, 4/15/28	1,917,080	2,053,046
Series 2053, Cl. Z, 6.50%, 4/15/28	21,350	24,143
Series 2063, Cl. PG, 6.50%, 6/15/28	1,434,065	1,487,529
Series 2145, Cl. MZ, 6.50%, 4/15/29	564,033	641,410
Series 2148, Cl. ZA, 6%, 4/15/29	969,073	1,046,969
Series 2195, Cl. LH, 6.50%, 10/15/29	1,342,690	1,530,772
20 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Continued
Series 2326, Cl. ZP, 6.50%, 6/15/31	$410,589	$473,109
Series 2341, Cl. FP, 1.16%, 7/15/31[2]	692,053	701,862
Series 2399, Cl. PG, 6%, 1/15/17	572,879	619,951
Series 2423, Cl. MC, 7%, 3/15/32	1,801,889	2,010,467
Series 2453, Cl. BD, 6%, 5/15/17	556,726	602,515
Series 2461, Cl. PZ, 6.50%, 6/15/32	3,357,914	3,744,860
Series 2463, Cl. F, 1.26%, 6/15/32[2]	3,510,655	3,583,108
Series 2500, Cl. FD, 0.76%, 3/15/32[2]	203,787	205,044
Series 2526, Cl. FE, 0.66%, 6/15/29[2]	291,140	292,267
Series 2551, Cl. FD, 0.66%, 1/15/33[2]	646,396	648,796
Series 2638, Cl. KG, 4%, 11/1/27	4,923,253	4,968,266
Series 2648, Cl. JE, 3%, 2/1/30	1,550,820	1,557,909
Series 2676, Cl. KY, 5%, 9/15/23	4,548,000	4,901,494
Series 2686, Cl. CD, 4.50%, 2/1/17	1,377,310	1,405,326
Series 2907, Cl. GC, 5%, 6/1/27	1,230,699	1,253,139
Series 2911, Cl. CU, 5%, 2/1/28	3,095,598	3,151,563
Series 2929, Cl. PC, 5%, 1/1/28	1,052,103	1,067,760
Series 2952, Cl. GJ, 4.50%, 12/1/28	460,586	464,995
Series 3019, Cl. MD, 4.75%, 1/1/31	2,476,454	2,545,441
Series 3025, Cl. SJ, 23.796%, 8/15/35[2]	696,238	970,638
Series 3094, Cl. HS, 23.429%, 6/15/34[2]	1,070,599	1,406,637
Series 3242, Cl. QA, 5.50%, 3/1/30	1,887,063	1,944,090
Series 3291, Cl. NA, 5.50%, 10/1/27	1,252,751	1,267,302
Series 3306, Cl. PA, 5.50%, 10/1/27	1,778,855	1,797,683
Series R001, Cl. AE, 4.375%, 4/1/15	1,261,568	1,286,779
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 13.884%, 4/1/27[5]	1,258,054	245,735
Series 192, Cl. IO, 11.352%, 2/1/28[5]	153,516	30,638
Series 206, Cl. IO, 0%, 12/1/29[5,6]	193,516	47,937
Series 2129, Cl. S, 15.04%, 2/15/29[5]	1,624,953	277,597
Series 2130, Cl. SC, 51.408%, 3/15/29[5]	425,250	75,981
Series 2134, Cl. SB, 65.923%, 3/15/29[5]	435,620	74,824
Series 2422, Cl. SJ, 72.446%, 1/15/32[5]	1,851,546	342,478
Series 243, Cl. 6, 2.173%, 12/15/32[5]	1,181,754	230,215
Series 2493, Cl. S, 67.905%, 9/15/29[5]	110,654	21,732
Series 2527, Cl. SG, 36.639%, 2/15/32[5]	1,087,241	51,664
Series 2531, Cl. ST, 58.869%, 2/15/30[5]	1,663,845	104,930
Series 2601, Cl. GS, 19.344%, 11/15/17[5]	2,202,871	197,612
Series 2796, Cl. SD, 68.234%, 7/15/26[5]	702,017	124,391
Series 2802, Cl. AS, 96.398%, 4/15/33[5]	1,439,561	128,121
Series 2920, Cl. S, 66.527%, 1/15/35[5]	2,608,303	375,216
Series 3005, Cl. WI, 28.516%, 7/15/35[5]	5,783,816	728,427
Series 3110, Cl. SL, 99.999%, 2/15/26[5]	1,129,923	144,927
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.24%, 6/1/26[7]	161,425	136,124
21 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn.:
3.50%, 1/1/26-1/1/41[8]	$47,570,000	$47,299,018
4%, 1/1/41[8]	66,490,000	66,157,550
4.50%, 1/1/26-1/1/41[8]	95,685,000	98,583,295
5%, 1/1/41[8]	80,106,000	84,223,929
5.50%, 12/25/18	5,813	6,269
5.50%, 1/1/26-1/1/41[8]	79,948,500	85,566,318
6%, 5/25/20-6/1/35	37,248,799	40,969,267
6%, 1/1/41[8]	21,175,000	23,017,903
6.50%, 6/25/17-11/25/31	15,633,074	17,330,328
6.50%, 1/1/41[8]	5,682,000	6,315,009
7%, 9/25/14-4/1/34	7,235,580	8,116,908
7.50%, 1/1/33-8/25/33	6,895,151	7,900,093
8.50%, 7/1/32	22,798	25,683
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1992-34, Cl. G, 8%, 3/25/22	6,230	6,492
Trust 1993-104, Cl. ZB, 6.50%, 7/25/23	513,672	572,336
Trust 1993-87, Cl. Z, 6.50%, 6/25/23	412,936	460,351
Trust 1996-35, Cl. Z, 7%, 7/25/26	134,805	152,081
Trust 1998-58, Cl. PC, 6.50%, 10/25/28	886,750	978,347
Trust 1998-61, Cl. PL, 6%, 11/25/28	1,246,205	1,377,366
Trust 1999-54, Cl. LH, 6.50%, 11/25/29	1,680,788	1,856,257
Trust 1999-60, Cl. PG, 7.50%, 12/25/29	6,276,535	7,502,123
Trust 2001-51, Cl. OD, 6.50%, 10/25/31	1,727,178	1,970,440
Trust 2002-10, Cl. FB, 0.761%, 3/25/17[2]	174,536	176,377
Trust 2002-16, Cl. PG, 6%, 4/25/17	1,053,588	1,141,553
Trust 2002-2, Cl. UC, 6%, 2/25/17	609,609	656,919
Trust 2002-56, Cl. FN, 1.261%, 7/25/32[2]	1,004,486	1,031,205
Trust 2003-130, Cl. CS, 13.579%, 12/25/33[2]	4,968,066	5,714,265
Trust 2003-21, Cl. FK, 0.661%, 3/25/33[2]	324,765	325,864
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	1,492,000	1,631,718
Trust 2004-101, Cl. BG, 5%, 1/25/20	2,677,000	2,863,074
Trust 2004-81, Cl. KC, 4.50%, 4/1/17	1,625,948	1,652,687
Trust 2004-9, Cl. AB, 4%, 7/1/17	3,788,807	3,890,935
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25	2,450,000	2,638,777
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	5,073,000	5,540,242
Trust 2005-109, Cl. AH, 5.50%, 12/25/25	10,000,000	10,774,554
Trust 2005-12, Cl. JC, 5%, 6/1/28	2,753,129	2,814,122
Trust 2005-22, Cl. EC, 5%, 10/1/28	1,031,580	1,055,715
Trust 2005-30, Cl. CU, 5%, 4/1/29	800,199	822,339
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,719,752
Trust 2005-71, Cl. DB, 4.50%, 8/25/25	1,260,000	1,341,972
Trust 2006-50, Cl. SK, 23.244%, 6/25/36[2]	1,684,668	2,323,888
Trust 2006-57, Cl. PA, 5.50%, 8/25/27	183,752	185,200
Trust 2009-36, Cl. FA, 1.201%, 6/25/37[2]	4,756,748	4,849,755
Trust 2009-37, Cl. HA, 4%, 4/1/19	6,574,145	6,941,560
Trust 2009-70, Cl. PA, 5%, 8/1/35	5,996,966	6,292,233
22 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-15, Cl. SA, 70.483%, 3/17/31[5]	$674,381	$129,723
Trust 2001-61, Cl. SE, 45.088%, 11/18/31[5]	975,845	169,682
Trust 2001-65, Cl. S, 48.786%, 11/25/31[5]	2,245,196	419,974
Trust 2001-81, Cl. S, 37.59%, 1/25/32[5]	298,311	59,140
Trust 2002-12, Cl. SB, 61.231%, 7/25/31[5]	476,530	90,101
Trust 2002-2, Cl. SW, 63.573%, 2/25/32[5]	545,945	102,747
Trust 2002-38, Cl. SO, 58.67%, 4/25/32[5]	220,743	39,514
Trust 2002-41, Cl. S, 71.848%, 7/25/32[5]	2,220,859	442,886
Trust 2002-47, Cl. NS, 36.112%, 4/25/32[5]	778,913	146,280
Trust 2002-5, Cl. SD, 73.89%, 2/25/32[5]	418,129	84,323
Trust 2002-51, Cl. S, 36.407%, 8/25/32[5]	715,191	134,204
Trust 2002-52, Cl. SD, 43.419%, 9/25/32[5]	879,710	174,619
Trust 2002-60, Cl. SM, 45.772%, 8/25/32[5]	3,248,365	484,647
Trust 2002-60, Cl. SY, 10.007%, 4/25/32[5]	2,901,097	81,197
Trust 2002-7, Cl. SK, 47.751%, 1/25/32[5]	1,958,269	300,194
Trust 2002-75, Cl. SA, 48.938%, 11/25/32[5]	1,773,708	296,351
Trust 2002-77, Cl. BS, 43.679%, 12/18/32[5]	3,546,082	576,941
Trust 2002-77, Cl. IS, 51.887%, 12/18/32[5]	376,081	73,548
Trust 2002-77, Cl. JS, 36.871%, 12/18/32[5]	3,269,354	518,765
Trust 2002-77, Cl. SA, 38.391%, 12/18/32[5]	3,089,791	504,536
Trust 2002-77, Cl. SH, 47.749%, 12/18/32[5]	416,452	77,998
Trust 2002-84, Cl. SA, 50.999%, 12/25/32[5]	445,462	76,476
Trust 2002-89, Cl. S, 70.524%, 1/25/33[5]	3,324,350	664,337
Trust 2002-9, Cl. MS, 37.508%, 3/25/32[5]	24,873	4,499
Trust 2002-90, Cl. SN, 48.357%, 8/25/32[5]	2,955,583	441,127
Trust 2002-90, Cl. SY, 52.362%, 9/25/32[5]	1,416,100	217,918
Trust 2003-14, Cl. OI, 8.918%, 3/25/33[5]	4,657,802	928,972
Trust 2003-26, Cl. IK, 8.635%, 4/25/33[5]	1,732,016	365,176
Trust 2003-33, Cl. SP, 49.559%, 5/25/33[5]	2,812,172	488,208
Trust 2003-4, Cl. S, 44.349%, 2/25/33[5]	881,407	165,454
Trust 2003-52, Cl. NS, 69.064%, 6/25/23[5]	13,521,150	2,056,624
Trust 2003-89, Cl. XS, 54.356%, 11/25/32[5]	3,176,474	239,367
Trust 2004-54, Cl. DS, 52.255%, 11/25/30[5]	181,636	23,121
Trust 2004-56, Cl. SE, 17.592%, 10/25/33[5]	3,355,214	553,904
Trust 2005-40, Cl. SA, 65.873%, 5/25/35[5]	1,640,642	274,331
Trust 2005-6, Cl. SE, 86.039%, 2/25/35[5]	2,314,880	391,408
Trust 2005-71, Cl. SA, 70.027%, 8/25/25[5]	3,008,791	410,949
Trust 2005-93, Cl. SI, 17.83%, 10/25/35[5]	2,700,108	333,709
Trust 2006-53, Cl. US, 27.368%, 6/25/36[5]	292,582	42,479
Trust 2008-67, Cl. KS, 34.057%, 8/25/34[5]	9,087,456	680,831
Trust 222, Cl. 2, 20.717%, 6/1/23[5]	1,246,580	233,570
Trust 247, Cl. 2, 36.283%, 10/1/23[5]	116,254	24,779
Trust 252, Cl. 2, 32.047%, 11/1/23[5]	1,177,025	237,475
Trust 254, Cl. 2, 26.455%, 1/1/24[5]	2,124,385	430,553
Trust 2682, Cl. TQ, 99.999%, 10/15/33[5]	2,873,067	460,904
Trust 2981, Cl. BS, 99.999%, 5/15/35[5]	5,075,617	756,529
Trust 301, Cl. 2, 2.609%, 4/1/29[5]	723,652	145,204
23 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Continued
Trust 303, Cl. IO, 5.001%, 11/1/29[5]	$97,800	$24,242
Trust 319, Cl. 2, 5.314%, 2/1/32[5]	599,287	122,769
Trust 320, Cl. 2, 9.699%, 4/1/32[5]	8,152,051	2,242,975
Trust 321, Cl. 2, 4.488%, 4/1/32[5]	1,598,811	411,887
Trust 324, Cl. 2, 0.403%, 7/1/32[5]	763,478	163,932
Trust 331, Cl. 9, 10.593%, 2/1/33[5]	4,544,097	842,390
Trust 334, Cl. 14, 7.385%, 2/1/33[5]	3,959,278	741,765
Trust 334, Cl. 15, 7.972%, 2/1/33[5]	2,885,020	531,810
Trust 334, Cl. 17, 22.584%, 2/1/33[5]	156,861	29,833
Trust 339, Cl. 12, 0%, 7/1/33[5,6]	4,081,062	720,493
Trust 339, Cl. 7, 0%, 7/1/33[5,6]	4,862,609	828,082
Trust 343, Cl. 13, 4.637%, 9/1/33[5]	4,160,003	721,684
Trust 343, Cl. 18, 13.04%, 5/1/34[5]	2,906,096	504,238
Trust 345, Cl. 9, 3.359%, 1/1/34[5]	3,353,354	573,265
Trust 351, Cl. 10, 13.57%, 4/1/34[5]	1,818,128	312,148
Trust 351, Cl. 8, 0%, 4/1/34[5,6]	2,897,738	498,200
Trust 356, Cl. 10, 0%, 6/1/35[5,6]	2,413,473	412,116
Trust 356, Cl. 12, 0%, 2/1/35[5,6]	1,213,833	208,092
Trust 362, Cl. 13, 0.287%, 8/1/35[5]	2,825,943	476,317
Trust 364, Cl. 16, 0%, 9/1/35[5,6]	4,289,308	758,699
Trust 365, Cl. 16, 4.51%, 3/1/36[5]	3,239,234	617,541
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.77%, 9/25/23[7]	392,726	350,568

		681,469,418

GNMA/Guaranteed—0.1%
Government National Mortgage Assn.:
2.625%, 8/8/25-7/1/27[2]	15,261	15,632
8.50%, 8/1/17-12/15/17	113,164	127,325
10.50%, 12/29/17	7,773	8,807
11%, 11/8/19	18,105	20,207
12%, 5/29/14	148	149
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 88.594%, 1/16/27[5]	848,598	131,529
Series 2002-15, Cl. SM, 75.849%, 2/16/32[5]	933,848	144,585
Series 2002-41, Cl. GS, 57.666%, 6/16/32[5]	696,991	146,732
Series 2002-76, Cl. SY, 81.13%, 12/16/26[5]	458,104	76,802
Series 2004-11, Cl. SM, 69.537%, 1/17/30[5]	170,103	32,267

		704,035

Non-Agency—13.9%
Commercial—9.3%
Asset Securitization Corp., Commercial Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.174%, 4/14/29[5]	7,900,610	248,515
24 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

Commercial Continued
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates:
Series 2006-1, Cl. AM, 5.421%, 9/1/45	$5,435,000	$5,527,471
Series 2007-1, Cl. A4, 5.451%, 1/1/17	5,399,000	5,640,745
Series 2007-1, Cl. AMFX, 5.482%, 1/1/49	5,695,000	5,576,728
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.87%, 6/1/47[2]	3,448,600	2,856,844
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18, Commercial Mtg. Pass-Through Certificates, Series PW18, Cl. A2, 5.613%, 6/1/50	1,000,000	1,043,237
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 0%, 6/22/24[1,5,6]	2,308,719	107,165
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49	1,010,000	1,039,052
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	3,310,000	3,436,046
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/46[1]	3,598,585	3,610,608
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.82%, 9/1/20[3,5]	28,795,000	2,571,037
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	2,349,783	2,359,504
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	1,969,236	1,425,371
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	261,079	262,579
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2006-GG8, Cl. A4, 5.56%, 11/1/39	5,000,000	5,310,836
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.801%, 5/25/35[2]	3,536,691	2,674,735
IndyMac INDX Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.214%, 11/1/35[2]	4,659,185	3,600,407
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2005-LDP2, Cl. AM, 4.78%, 7/1/42	8,810,000	8,916,134
Series 2007-LDP10, Cl. A3S, 5.317%, 4/1/13	3,980,000	4,059,935
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[3]	285,000	287,907
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	945,000	984,354
Series 2010-C2, Cl. A2, 3.616%, 11/1/43[1]	4,290,000	4,159,781
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7, Commercial Mtg. Pass-Through Certificates, Series 2006-LDP7, 5.872%, 4/1/45[2]	6,485,000	6,736,207
25 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Commercial Continued
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 7/1/37	$3,904,822	$3,049,387
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AM, 5.712%, 3/11/39	150,000	152,103
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 1/15/12	2,750,000	2,820,699
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0%, 2/18/30[5,6]	2,434,819	55,774
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[1]	108,895	80,937
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	1,379,796	1,377,242
Merrill Lynch Mortgage Investors Trust 2005-A5, Mtg. Pass-Through Certificates, Series 2005-A5, Cl. A9, 2.752%, 6/1/35[2]	3,501,398	3,106,846
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.456%, 7/12/46	6,010,000	6,076,418
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, 0%, 5/18/32[5,6]	30,303,359	113,850
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.275%, 11/15/48	2,146,000	2,188,068
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 7/1/17	2,965,000	3,098,766
Wachovia Bank Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-C27, Cl. AM, 5.795%, 7/15/45	4,370,000	4,355,005
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.671%, 12/1/35[2]	2,327,866	2,006,069
Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 10/1/57[1]	2,327,320	2,334,658
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.134%, 11/1/37[2]	3,395,481	2,756,552

		106,007,572

Multifamily—1.4%
Bear Stearns ARM Trust 2005-10, Mtg. Pass-Through Certificates, Series 2005-10, Cl. A3, 2.871%, 10/1/35[2]	2,095,000	1,766,637
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1 A2A, 5.77%, 6/1/36[2]	3,064,004	2,857,349
26 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

Multifamily Continued
GE Capital Commercial Mortgage Corp., Commercial Mtg. Pass-Through Certificates, Series 2001-3, Cl. A2, 6.07%, 6/1/38	$3,567,000	$3,663,358
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 3.426%, 3/1/36[2]	5,130,763	4,529,633
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 3.203%, 3/25/36[2]	2,992,501	2,666,119

		15,483,096

Other—0.3%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	3,565,000	3,761,338
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 0%, 10/23/17[5,6]	9	1
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 1.06%, 10/23/17[7]	1,277	1,247

		3,762,586

Residential—2.9%
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	2,801,038	2,563,534
Countrywide Alternative Loan Trust 2005-21CB, Mtg. Pass-Through Certificates, Series 2005-21CB, Cl. A7, 5.50%, 6/1/35	4,705,951	4,127,053
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	2,987,567	2,389,547
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	3,617,131	3,485,249
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	3,319,555	2,993,281
Merrill Lynch Mortgage Investors Trust 2005-A1, Mtg. Pass-Through Certificates, Series 2005-A1, Cl. 2A1, 2.838%, 12/25/34[2]	1,458,471	1,420,421
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	534,935	538,942
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	397,648	252,248
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	2,005,410	1,253,625
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 1A1, 5.302%, 12/1/36[2]	573,121	440,972
WaMu Mortgage Pass-Through Certificates 2007-HY6 Trust, Mtg. Pass-Through Certificates, Series 2007-HY6, Cl. 2A1, 5.549%, 6/25/37[2]	1,228,639	968,778
WaMu Mortgage Pass-Through Certificates 2007-HY7 Trust, Mtg. Pass-Through Certificates, Series 2007-HY7, Cl. 2A1, 5.629%, 7/1/37[2]	3,593,063	2,530,607
27 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Residential Continued
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.743%, 5/1/37[2]	$2,754,393	$2,519,306
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	2,527,068	2,210,073
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.872%, 9/1/34[2]	748,133	726,309
Wells Fargo Mortgage-Backed Securities 2005-AR16 Trust, Mtg. Pass-Through Certificates, Series 2005-AR16, Cl. 2A1, 2.847%, 10/1/35[2]	4,295,019	4,089,713

		32,509,658

Total Mortgage-Backed Obligations (Cost $817,129,445)		839,936,365

U.S. Government Obligations—3.9%
Federal Home Loan Mortgage Corp. Nts.:
1.75%, 9/10/15	4,210,000	4,142,745
5%, 2/16/17	1,510,000	1,702,388
5.25%, 4/18/16	2,650,000	3,034,838
Federal National Mortgage Assn. Nts.:
1.625%, 10/26/15	3,890,000	3,795,858
4.875%, 12/15/16	1,240,000	1,391,921
5%, 3/15/16	1,655,000	1,871,870
U.S. Treasury Bonds:
7.50%, 11/15/16[9]	7,700,000	9,897,511
STRIPS, 3.862%, 2/15/13[10]	1,520,000	1,497,051
U.S. Treasury Nts., 5.125%, 5/15/16	14,830,000	17,088,105

Total U.S. Government Obligations (Cost $44,248,595)		44,422,287

Corporate Bonds and Notes—34.8%
Consumer Discretionary—4.5%
Auto Components—0.2%
BorgWarner, Inc., 4.625% Sr. Unsec. Unsub. Nts., 9/15/20	2,601,000	2,572,834
Diversified Consumer Services—0.3%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	2,880,000	2,966,400
Hotels, Restaurants & Leisure—0.7%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[1]	4,300,000	4,502,109
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	3,081,000	3,372,506

		7,874,615

Household Durables—0.7%
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	2,172,000	2,355,764
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	2,994,000	2,870,498
Whirlpool Corp., 8% Sr. Unsec. Nts., 5/1/12	2,270,000	2,446,969

		7,673,231
28 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

Leisure Equipment & Products—0.5%
Mattel, Inc.:
5.625% Sr. Unsec. Nts., 3/15/13	$2,640,000	$2,839,740
6.125% Sr. Unsec. Nts., 6/15/11	2,415,000	2,466,394

		5,306,134

Media—1.8%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,751,000	2,427,434
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.625% Sr. Unsec. Unsub. Nts., 5/15/16	4,965,000	5,511,051
Interpublic Group of Co., Inc. (The), 10% Sr. Unsec. Nts., 7/15/17	2,466,000	2,897,550
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	2,615,000	3,020,325
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	1,542,000	1,951,509
Viacom, Inc., 7.875% Sr. Unsec. Debs., 7/30/30	1,585,000	1,876,394
Virgin Media Secured Finance plc, 6.50% Sr. Sec. Nts., 1/15/18	2,925,000	3,093,188

		20,777,451

Specialty Retail—0.3%
Staples, Inc., 7.75% Sr. Unsec. Unsub. Nts., 4/1/11	3,480,000	3,536,230
Consumer Staples—1.9%
Beverages—0.7%
Anheuser-Busch InBev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19[1]	4,077,000	5,081,104
Constellation Brands, Inc., 8.375% Sr. Nts., 12/15/14	2,581,000	2,832,648

		7,913,752

Food & Staples Retailing—0.2%
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40[1]	1,843,000	1,760,435
Real Time Data Co., 11% Nts., 5/31/09[3,4,11,12]	476,601	—

		1,760,435
Food Products—0.5%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	980,000	1,030,865
8.50% Sr. Unsec. Nts., 6/15/19	1,455,000	1,708,673
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	2,810,000	3,052,363

		5,791,901
Tobacco—0.5%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	3,158,000	4,577,679
Lorillard Tobacco Co., 8.125% Sr. Unsec. Nts., 5/1/40	1,602,000	1,647,285

		6,224,964
29 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Energy—3.5%
Energy Equipment & Services—0.4%
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	$2,415,000	$2,439,445
Weatherford International Ltd., 6.50% Sr. Unsec. Bonds, 8/1/36	1,841,000	1,886,184

		4,325,629

Oil, Gas & Consumable Fuels—3.1%
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	2,710,000	2,923,413
Energy Transfer Partners LP:
5.65% Sr. Unsec. Unsub. Nts., 8/1/12	1,073,000	1,137,278
7.50% Sr. Unsec. Unsub. Bonds, 7/1/38	2,065,000	2,409,479
Enterprise Products Operating LLP, 7.50% Sr. Unsec. Unsub. Nts., 2/1/11	2,640,000	2,651,708
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	4,875,000	5,279,976
Kinder Morgan Energy Partners LP, 6.50% Sr. Unsec. Unsub. Nts., 9/1/39	2,172,000	2,251,154
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	1,450,000	1,409,262
ONEOK Partners LP, 7.10% Sr. Unsec. Nts., 3/15/11	1,243,000	1,257,994
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	1,855,000	2,028,906
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]	1,530,000	1,655,472
Rockies Express Pipeline LLC:
3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]	3,301,000	3,268,175
5.625% Sr. Unsec. Unsub. Nts., 4/15/20[1]	1,936,000	1,874,712
Southwestern Energy Co., 7.50% Sr. Nts., 2/1/18	2,752,000	3,116,640
Woodside Finance Ltd., 4.50% Nts., 11/10/14[1]	4,231,000	4,451,025

		35,715,194

Financials—13.5%
Capital Markets—2.3%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[1]	4,260,000	4,386,164
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	3,075,000	2,938,651
Macquarie Group Ltd., 4.875% Sr. Unsec. Nts., 8/10/17[1]	4,716,000	4,623,878
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/20[1]	1,205,000	1,219,626
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	6,830,000	7,124,940
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	2,870,000	2,937,873
UBS AG Stamford, CT, 2.25% Sr. Unsec. Nts., 8/12/13	2,825,000	2,850,900

		26,082,032

Commercial Banks—3.4%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/12[1]	2,875,000	2,920,753
Barclays Bank plc, 6.278% Perpetual Bonds[13]	6,160,000	5,236,000
BNP Paribas SA, 5.186% Sub. Perpetual Nts.[1,13]	3,080,000	2,825,900
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	3,851,000	3,687,333
30 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

Commercial Banks Continued
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	$7,580,000	$7,049,400
Huntington BancShares, Inc., 7% Sub. Nts., 12/15/20	4,552,000	4,801,377
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	2,970,000	2,737,253
Sanwa Bank Ltd. (The), 7.40% Sub. Nts., 6/15/11	2,655,000	2,705,626
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K13	6,055,000	6,418,300

		38,381,942

Consumer Finance—0.6%
American Express Bank FSB, 5.55% Sr. Unsec. Nts., 10/17/12	2,520,000	2,696,589
Capital One Capital IV, 6.745% Sub. Bonds, 2/17/37[2]	4,560,000	4,548,600

		7,245,189

Diversified Financial Services—2.3%
Bank of America Corp., 5.875% Sr. Unsec. Unsub. Nts., 1/5/21	910,000	943,271
Citigroup, Inc.:
5.375% Sr. Unsec. Nts., 8/9/20	5,654,000	5,885,543
6.01% Sr. Unsec. Nts., 1/15/15	2,810,000	3,085,417
ING Groep NV, 5.775% Jr. Unsec. Sub. Perpetual Bonds[13]	3,220,000	2,785,300
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[13]	8,365,000	8,921,866
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	4,273,000	4,447,479

		26,068,876

Insurance—3.9%
American International Group, Inc.:
5.85% Sr. Unsec. Nts., Series G, 1/16/18	2,720,000	2,812,760
6.40% Sr. Unsec. Unsub. Nts., 12/15/20	2,870,000	3,016,772
CNS Financial Corp., 5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	2,810,000	2,802,924
Genworth Financial, Inc., 8.625% Sr. Unsec. Unsub. Nts., 12/15/16	2,565,000	2,888,013
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/12[1]	2,685,000	2,849,043
Hartford Financial Services Group, Inc. (The), 5.25% Sr. Unsec. Nts., 10/15/11	2,755,000	2,836,788
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/13[1]	3,700,000	3,320,528
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	5,710,000	5,324,575
Manulife Financial Corp., 4.90% Sr. Unsec. Unsub. Nts., 9/17/20	1,575,000	1,501,734
PartnerRe Finance B LLC, 5.50% Sr. Unsec. Nts., 6/1/20	2,733,000	2,757,209
Prudential Financial, Inc., 3.625% Sr. Unsec. Unsub. Nts., 9/17/12	2,822,000	2,929,925
RenRe North America Holdings, Inc., 5.75% Sr. Unsec. Nts., 3/15/20	2,950,000	2,966,868
Swiss Re Capital I LP, 6.854% Perpetual Bonds[1,13]	5,571,000	5,349,681
ZFS Finance USA Trust IV, 5.875% Sub. Bonds, 5/9/32[1]	3,040,000	2,978,075

		44,334,895
31 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Real Estate Investment Trusts—1.0%
AvalonBay Communities, Inc., 6.625% Sr. Unsec. Unsub. Nts., 9/15/11	$1,154,000	$1,197,844
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	1,402,000	1,452,197
Liberty Property LP, 7.25% Sr. Unsec. Unsub. Nts., 3/15/11	2,780,000	2,811,953
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	1,005,000	1,031,396
Simon Property Group LP, 5% Sr. Unsec. Unsub. Nts., 3/1/12	2,825,000	2,903,628
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/12[1]	1,325,000	1,405,250

		10,802,268

Health Care—1.5%
Biotechnology—0.5%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	2,955,000	2,874,222
Genzyme Corp., 5% Sr. Unsec. Nts., 6/15/20	2,725,000	2,866,272

		5,740,494

Health Care Providers & Services—0.7%
Laboratory Corp. of America Holdings, 4.625% Nts., 11/15/20	2,178,000	2,162,586
Quest Diagnostic, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	3,150,000	3,010,918
WellPoint, Inc., 5% Sr. Unsec. Unsub. Nts., 1/15/11	2,230,000	2,232,368

		7,405,872

Pharmaceuticals—0.3%
Hospira, Inc., 5.60% Sr. Unsec. Unsub. Nts., 9/15/40	890,000	877,873
Mylan, Inc., 6% Sr. Nts., 11/15/18[1]	3,035,000	2,989,475

		3,867,348

Industrials—2.3%
Aerospace & Defense—0.5%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	2,880,000	2,998,800
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	2,560,000	2,809,600

		5,808,400

Commercial Services & Supplies—0.7%
Browning-Ferris Industries, Inc., 7.40% Sr. Unsec. Debs., 9/15/35	982,000	1,165,504
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	2,797,000	2,982,301
R.R. Donnelley & Sons Co., 5.625% Sr. Unsec. Nts., 1/15/12	2,590,000	2,652,942
Republic Services, Inc., 6.75% Sr. Unsec. Unsub. Nts., 8/15/11	1,640,000	1,693,244

		8,493,991

Industrial Conglomerates—0.5%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	2,385,000	2,481,182
5.25% Sr. Unsec. Nts., 10/19/12	400,000	427,697
32 | OPPENHEIMER CORE BOND FUND

	Principal
	Amount	Value

Industrial Conglomerates Continued
Tyco International Ltd./Tyco International Finance SA, 6.875% Sr. Unsec. Unsub. Nts., 1/15/21	$2,440,000	$2,941,210

		5,850,089

Machinery—0.3%
SPX Corp., 7.625% Sr. Unsec. Nts., 12/15/14	2,795,000	3,053,538
Professional Services—0.3%
FTI Consulting, Inc., 6.75% Sr. Nts., 10/1/20[1]	2,952,000	2,944,620
Information Technology—1.7%
Communications Equipment—0.7%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	5,311,000	5,454,376
Motorola, Inc., 8% Sr. Unsec. Nts., 11/1/11	2,675,000	2,817,765

		8,272,141

Electronic Equipment & Instruments—0.5%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	5,350,000	5,191,988
IT Services—0.2%
SAIC, Inc., 5.95% Sr. Unsec. Unsub. Nts., 12/1/40[1]	1,715,000	1,745,136
Software—0.3%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	3,765,000	3,460,720
Materials—2.8%
Chemicals—1.3%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	4,219,000	4,484,147
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	2,506,000	2,478,246
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	2,657,000	3,075,478
CF Industries, Inc., 6.875% Sr. Unsec. Unsub. Nts., 5/1/18	2,905,000	3,115,613
Potash Corp., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	1,735,000	1,757,343

		14,910,827

Containers & Packaging—0.7%
Ball Corp., 7.125% Sr. Unsec. Nts., 9/1/16	2,806,000	3,037,495
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	3,482,000	3,834,027
Sonoco Products Co., 5.75% Sr. Unsec. Unsub. Nts., 11/1/40	1,478,000	1,429,822

		8,301,344

Metals & Mining—0.8%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	4,209,000	4,661,918
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	173,000	186,554
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	1,485,000	1,575,537
6% Sr. Unsec. Unsub. Nts., 10/15/15	1,775,000	1,943,543
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[1]	52,000	57,112

		8,424,664
33 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Telecommunication Services—1.7%
Diversified Telecommunication Services—1.5%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	$2,574,000	$2,724,466
British Telecommunications plc, 9.875% Bonds, 12/15/30	1,796,000	2,399,806
Embarq Corp., 6.738% Sr. Unsec. Nts., 6/1/13	2,450,000	2,662,711
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	2,881,000	3,176,303
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	2,620,000	2,967,150
Telus Corp., 8% Nts., 6/1/11	1,362,000	1,399,283
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	1,690,000	1,875,766

		17,205,485

Wireless Telecommunication Services—0.2%
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	1,975,000	2,229,901
Utilities—1.4%
Electric Utilities—1.2%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12[1]	2,563,000	2,750,650
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	1,751,000	1,702,308
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	1,875,000	1,895,288
Northeast Utilities, 7.25% Sr. Unsec. Nts., 4/1/12	2,860,000	3,059,431
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/19[1]	3,010,000	3,838,189

		13,245,866

Gas Utilities—0.2%
AmeriGas Partners LP, 7.25% Sr. Unsec. Nts., 5/20/15	2,806,000	2,897,195

Total Corporate Bonds and Notes (Cost $382,173,079)		394,403,591

	Shares

Common Stocks—0.0%
Chesapeake Energy Corp. (Cost $9)	181	4,690

Investment Companies—13.4%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Shares, 0.00%[14,15]	317,716	317,716
Oppenheimer Institutional Money Market Fund, Cl. E, 0.21%[14,16]	150,910,167	150,910,167

Total Investment Companies (Cost $151,227,883)		151,227,883

Total Investments, at Value (Cost $1,504,659,970)	135.8%	1,537,463,251
Liabilities in Excess of Other Assets	(35.8)	(404,953,518)

Net Assets	100.0%	$1,132,509,733

34 | OPPENHEIMER CORE BOND FUND

Footnotes to Statement of Investments

1.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $112,652,092 or 9.95% of the Fund’s net assets as of December 31, 2010.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Restricted security. The aggregate value of restricted securities as of December 31, 2010 was $6,144,026, which represents 0.54% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg. Backed Security, Series 2010-C1, Cl. XPA, 4.82%, 9/1/20	10/27/10	$2,627,602	$2,571,037	$(56,565)
Ford Credit Auto Lease Trust, Automobile Receivable Nts., Series 2010-B, Cl.A2, 0.75%,10/15/12	10/21/10	3,074,939	3,075,003	64
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	281,438	287,907	6,469
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 1/25/29	8/10/10	1,703,335	210,079	(1,493,256)
Real Time Data Co., 11% Nts., 5/31/09	6/30/99-5/31/01	365,810	—	(365,810)

		$8,053,124	$6,144,026	$(1,909,098)

4.	Issue is in default. See Note 1 of the accompanying Notes.

5.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $34,128,434 or 3.01% of the Fund’s net assets as of December 31, 2010.

6.	The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $487,939 or 0.04% of the Fund’s net assets as of December 31, 2010.

8.	When-issued security or delayed delivery to be delivered and settled after December 31, 2010. See Note 1 of the accompanying Notes.

9.	All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,041,338. See Note 5 of the accompanying Notes.

10.	Zero coupon bond reflects effective yield on the date of purchase.

11.	Interest or dividend is paid-in-kind, when applicable.

12.	Non-income producing security.

13.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
35 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

14.	Rate shown is the 7-day yield as of December 31, 2010.

15.	Interest rate is less than 0.0005%.

16.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2009	Additions	Reductions	December 31, 2010

OFI Liquid Assets Fund, LLC	7,318,500	17,806,600	25,125,100	—
Oppenheimer Institutional Money Market Fund, Cl. E	184,405,282	566,022,154	599,517,269	150,910,167

			Value	Income

OFI Liquid Assets Fund, LLC			$—	$8,732	[a]
Oppenheimer Institutional Money Market Fund, Cl. E			150,910,167	331,754

			$150,910,167	$340,486

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 31, 2010 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$107,468,435	$—	$107,468,435
Mortgage-Backed Obligations	—	839,936,365	—	839,936,365
U.S. Government Obligations	—	44,422,287	—	44,422,287
Corporate Bonds and Notes	—	394,403,591	—	394,403,591
Common Stocks	4,690	—	—	4,690
Investment Companies	151,227,883	—	—	151,227,883

Total Investments, at Value	151,232,573	1,386,230,678	—	1,537,463,251
Other Financial Instruments:
Futures margins	614,159	—	—	614,159

Total Assets	$151,846,732	$1,386,230,678	$—	$1,538,077,410

36 | OPPENHEIMER CORE BOND FUND

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$—	$(38,799)	$—	$(38,799)
Futures margins	(446,813)	—	—	(446,813)

Total Liabilities	$(446,813)	$(38,799)	$—	$(485,612)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
Futures Contracts as of December 31, 2010 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Long Bonds, 20 yr.	Buy	505	3/22/11	$61,673,125	$(329,754)
U.S. Treasury Nts., 2 yr.	Sell	562	3/31/11	123,025,313	27,837
U.S. Treasury Nts., 5 yr.	Sell	75	3/31/11	8,828,906	140,998
U.S. Treasury Nts., 10 yr.	Sell	560	3/22/11	67,445,000	(714,697)
U.S. Ultra Bonds	Buy	32	3/22/11	4,067,000	63,592

					$(812,024)

Credit Default Swap Contracts as of December 31, 2010 are as follows:

Pay/
	Buy/Sell	Notional	Receive
Reference Entity/	Credit	Amount	Fixed	Termination		Unrealized
Swap Counterparty	Protection	(000’s)	Rate	Date	Value	Depreciation

CDX North America Investment Grade Index, Volume H, Series 7
Morgan Stanley Capital Services, Inc.	Sell	$17,000	0.75%	12/20/11	$(38,799)	$38,799
37 | OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Total Maximum
	Potential Payments		Reference
Type of Reference	for Selling Credit		Asset
Asset on which the	Protection	Amount	Rating Range**
Fund Sold Protection	(Undiscounted)	Recoverable*	(Unaudited)

Investment Grade Corporate Debt Indexes	$17,000,000	$—	BBB+

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.
See accompanying Notes to Financial Statements.
38 | OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2010

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost$1,353,749,803)	$1,386,553,084
Affiliated companies (cost $150,910,167)	150,910,167

1,537,463,251

Receivables and other assets:
Investments sold (including$46,513,624 sold on a when-issued or delayed delivery basis)	48,050,227
Interest, dividends and principal paydowns	8,186,719
Shares of beneficial interest sold	917,884
Futures margins	614,159
Other	50,985

Total assets	1,595,283,225

Liabilities
Depreciated swaps, at value (upfront payments $0)	38,799
Payables and other liabilities:
Investments purchased (including $459,609,144 purchased on a when-issued or delayed delivery basis)	460,032,090
Shares of beneficial interest redeemed	1,369,490
Futures margins	446,813
Distribution and service plan fees	385,750
Transfer and shareholder servicing agent fees	163,214
Shareholder communications	96,487
Trustees’ compensation	26,870
Dividends	1,734
Other	212,245

Total liabilities	462,773,492

Net Assets	$1,132,509,733

Composition of Net Assets
Par value of shares of beneficial interest	$175,481
Additional paid-in capital	1,645,022,699
Accumulated net investment loss	(22,213)
Accumulated net realized loss on investments	(544,618,692)
Net unrealized appreciation on investments	31,952,458

Net Assets	$1,132,509,733

39 | OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $418,034,130 and 64,742,506 shares of beneficial interest outstanding)	$6.46
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.78

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,635,925 and 4,746,001 shares of beneficial interest outstanding)	$6.46

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $107,517,087 and 16,634,305 shares of beneficial interest outstanding)	$6.46

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $40,884,149 and 6,334,100 shares of beneficial interest outstanding)	$6.45

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $535,438,442 and 83,024,463 shares of beneficial interest outstanding)	$6.45
See accompanying Notes to Financial Statements.
40 | OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2010

Investment Income
Interest (net of foreign withholding taxes of $14,282)	$56,515,896
Fee income on when-issued securities	8,098,447
Dividends:
Unaffiliated companies	194
Affiliated companies	331,754
Income from investment of securities lending cash collateral, net—affiliated companies	8,732
Other income	26,273

Total investment income	64,981,296

Expenses
Management fees	5,494,516
Distribution and service plan fees:
Class A	1,023,373
Class B	334,386
Class C	1,079,725
Class N	207,446
Transfer and shareholder servicing agent fees:
Class A	1,158,122
Class B	227,450
Class C	325,369
Class N	162,950
Shareholder communications:
Class A	121,604
Class B	24,436
Class C	28,663
Class N	5,866
Class Y	934
Legal, auditing and other professional fees	899,705
Trustees’ compensation	59,571
Custodian fees and expenses	24,276
Administration service fees	1,500
Other	32,705

Total expenses	11,212,597
Less waivers and reimbursements of expenses	(2,089,514)

Net expenses	9,123,083

Net Investment Income	55,858,213
41 | OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$36,816,653
Closing and expiration of futures contracts	11,358,039
Short positions	(483,889)
Swap contracts	158,772
Increase from payment by affiliate	6,127

Net realized gain	47,855,702
Net change in unrealized appreciation/depreciation on:
Investments	9,329,969
Futures contracts	3,450,338
Swap contracts	454,271

Net change in unrealized appreciation/depreciation	13,234,578

Net Increase in Net Assets Resulting from Operations	$116,948,493

See accompanying Notes to Financial Statements.
42 | OPPENHEIMER CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2010	2009

Operations
Net investment income	$55,858,213	$82,122,742
Net realized gain (loss)	47,855,702	(492,237,107)
Net change in unrealized appreciation/depreciation	13,234,578	451,823,771

Net increase in net assets resulting from operations	116,948,493	41,709,406

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(20,731,274)	(10,862,876)
Class B	(1,425,955)	(871,836)
Class C	(4,570,624)	(2,480,446)
Class N	(1,974,622)	(1,222,467)
Class Y	(29,157,396)	(18,689,300)

	(57,859,871)	(34,126,925)

Tax return of capital distribution:
Class A	—	(15,276,896)
Class B	—	(1,226,097)
Class C	—	(3,488,351)
Class N	—	(1,719,204)
Class Y	—	(26,283,510)

	—	(47,994,058)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	25,688,664	(85,457,165)
Class B	(4,186,339)	(8,811,391)
Class C	5,102,999	(10,637,582)
Class N	(1,360,109)	(12,788,944)
Class Y	(30,304,762)	(237,947,065)

	(5,059,547)	(355,642,147)

Net Assets
Total increase (decrease)	54,029,075	(396,053,724)
Beginning of period	1,078,480,658	1,474,534,382

End of period (including accumulated net investment income (loss) of $(22,213) and $2,837, respectively)	$1,132,509,733	$1,078,480,658

See accompanying Notes to Financial Statements.
43 | OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended December 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$6.12	$6.12	$10.18	$10.23	$10.24

Income (loss) from investment operations:
Net investment income[1]	.31	.41	.56	.50	.47
Net realized and unrealized gain (loss)	.35	— [2]	(4.06)	(.05)	.01

Total from investment operations	.66	.41	(3.50)	.45	.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.32)	(.17)	—	(.39)	(.49)
Tax return of capital distribution	—	(.24)	(.56)	(.11)	—

Total dividends and/or distributions to shareholders	(.32)	(.41)	(.56)	(.50)	(.49)

Net asset value, end of period	$6.46	$6.12	$6.12	$10.18	$10.23

Total Return, at Net Asset Value[3]	10.96%	7.29%	(35.83)%	4.49%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$418,034	$370,941	$465,375	$954,825	$670,012

Average net assets (in thousands)	$417,031	$367,832	$786,186	$779,234	$566,159

Ratios to average net assets:[4]
Net investment income	4.79%	7.11%	6.20%	4.89%	4.66%
Total expenses[5]	1.12%	1.17%	0.92%	0.88%	0.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.82%	0.90%	0.87%	0.90%

Portfolio turnover rate[6]	98%	115%	52%	89%	107%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	1.13%
Year Ended December 31, 2009	1.19%
Year Ended December 31, 2008	0.92%
Year Ended December 31, 2007	0.89%
Year Ended December 31, 2006	0.96%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536
Year Ended December 31, 2007	$2,990,658,315	$2,928,450,309
Year Ended December 31, 2006	$2,924,444,249	$2,991,206,014
See accompanying Notes to Financial Statements.
44 | OPPENHEIMER CORE BOND FUND

Class B Year Ended December 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$6.12	$6.12	$10.17	$10.23	$10.23

Income (loss) from investment operations:
Net investment income[1]	.26	.37	.49	.42	.40
Net realized and unrealized gain (loss)	.35	(.01)	(4.04)	(.06)	.01

Total from investment operations	.61	.36	(3.55)	.36	.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.15)	—	(.31)	(.41)
Tax return of capital distribution	—	(.21)	(.50)	(.11)	—

Total dividends and/or distributions to shareholders	(.27)	(.36)	(.50)	(.42)	(.41)

Net asset value, end of period	$6.46	$6.12	$6.12	$10.17	$10.23

Total Return, at Net Asset Value[2]	10.14%	6.49%	(36.24)%	3.60%	4.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,636	$33,005	$42,617	$99,282	$116,230

Average net assets (in thousands)	$33,579	$33,018	$76,116	$106,727	$118,240

Ratios to average net assets:[3]
Net investment income	4.09%	6.35%	5.43%	4.13%	3.92%
Total expenses[4]	2.32%	2.43%	1.87%	1.79%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.63%	1.57%	1.65%	1.64%	1.65%

Portfolio turnover rate[5]	98%	115%	52%	89%	107%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	2.33%
Year Ended December 31, 2009	2.45%
Year Ended December 31, 2008	1.87%
Year Ended December 31, 2007	1.80%
Year Ended December 31, 2006	1.86%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536
Year Ended December 31, 2007	$2,990,658,315	$2,928,450,309
Year Ended December 31, 2006	$2,924,444,249	$2,991,206,014
See accompanying Notes to Financial Statements.
45 | OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended December 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$6.13	$6.13	$10.18	$10.24	$10.24

Income (loss) from investment operations:
Net investment income[1]	.26	.37	.50	.42	.40
Net realized and unrealized gain (loss)	.34	(.01)	(4.05)	(.06)	.01

Total from investment operations	.60	.36	(3.55)	.36	.41

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.27)	(.15)	—	(.31)	(.41)
Tax return of capital distribution	—	(.21)	(.50)	(.11)	—

Total dividends and/or distributions to shareholders	(.27)	(.36)	(.50)	(.42)	(.41)

Net asset value, end of period	$6.46	$6.13	$6.13	$10.18	$10.24

Total Return, at Net Asset Value[2]	9.95%	6.49%	(36.20)%	3.60%	4.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$107,517	$96,829	$108,673	$194,071	$149,440

Average net assets (in thousands)	$108,324	$94,555	$169,737	$172,144	$126,593

Ratios to average net assets:[3]
Net investment income	4.04%	6.31%	5.49%	4.12%	3.92%
Total expenses[4]	1.89%	1.97%	1.68%	1.66%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.63%	1.56%	1.65%	1.64%	1.65%

Portfolio turnover rate[5]	98%	115%	52%	89%	107%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	1.90%
Year Ended December 31, 2009	1.99%
Year Ended December 31, 2008	1.68%
Year Ended December 31, 2007	1.67%
Year Ended December 31, 2006	1.76%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536
Year Ended December 31, 2007	$2,990,658,315	$2,928,450,309
Year Ended December 31, 2006	$2,924,444,249	$2,991,206,014
See accompanying Notes to Financial Statements.
46 | OPPENHEIMER CORE BOND FUND

Class N Year Ended December 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$6.12	$6.12	$10.17	$10.23	$10.23

Income (loss) from investment operations:
Net investment income[1]	.29	.40	.54	.47	.45
Net realized and unrealized gain (loss)	.34	(.01)	(4.05)	(.06)	.01

Total from investment operations	.63	.39	(3.51)	.41	.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.30)	(.16)	—	(.36)	(.46)
Tax return of capital distribution	—	(.23)	(.54)	(.11)	—

Total dividends and/or distributions to shareholders	(.30)	(.39)	(.54)	(.47)	(.46)

Net asset value, end of period	$6.45	$6.12	$6.12	$10.17	$10.23

Total Return, at Net Asset Value[2]	10.51%	7.02%	(35.92)%	4.11%	4.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,884	$40,051	$54,092	$84,017	$58,232

Average net assets (in thousands)	$41,730	$42,761	$83,422	$70,555	$46,672

Ratios to average net assets:[3]
Net investment income	4.56%	6.88%	6.01%	4.62%	4.42%
Total expenses[4]	1.47%	1.56%	1.28%	1.26%	1.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%	1.07%	1.15%	1.14%	1.15%

Portfolio turnover rate[5]	98%	115%	52%	89%	107%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	1.48%
Year Ended December 31, 2009	1.58%
Year Ended December 31, 2008	1.28%
Year Ended December 31, 2007	1.27%
Year Ended December 31, 2006	1.35%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536
Year Ended December 31, 2007	$2,990,658,315	$2,928,450,309
Year Ended December 31, 2006	$2,924,444,249	$2,991,206,014
See accompanying Notes to Financial Statements.
47 | OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended December 31,	2010	2009	2008	2007	2006

Per Share Operating Data
Net asset value, beginning of period	$6.11	$6.12	$10.16	$10.22	$10.22

Income (loss) from investment operations:
Net investment income[1]	.33	.43	.60	.53	.51
Net realized and unrealized gain (loss)	.35	(.02)	(4.04)	(.05)	.01

Total from investment operations	.68	.41	(3.44)	.48	.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.17)	—	(.43)	(.52)
Tax return of capital distribution	—	(.25)	(.60)	(.11)	—

Total dividends and/or distributions to shareholders	(.34)	(.42)	(.60)	(.54)	(.52)

Net asset value, end of period	$6.45	$6.11	$6.12	$10.16	$10.22

Total Return, at Net Asset Value[2]	11.38%	7.44%	(35.45)%	4.80%	5.29%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$535,439	$537,655	$803,777	$824,678	$435,311

Average net assets (in thousands)	$540,778	$598,909	$1,006,642	$617,403	$309,558

Ratios to average net assets:[3]
Net investment income	5.22%	7.51%	6.78%	5.28%	5.03%
Total expenses[4]	0.57%	0.62%	0.51%	0.48%	0.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.51%	0.51%	0.47%	0.55%

Portfolio turnover rate[5]	98%	115%	52%	89%	107%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2010	0.58%
Year Ended December 31, 2009	0.64%
Year Ended December 31, 2008	0.51%
Year Ended December 31, 2007	0.49%
Year Ended December 31, 2006	0.55%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2010	$4,655,979,130	$4,612,714,845
Year Ended December 31, 2009	$5,894,681,002	$6,157,656,958
Year Ended December 31, 2008	$5,977,684,487	$5,630,250,536
Year Ended December 31, 2007	$2,990,658,315	$2,928,450,309
Year Ended December 31, 2006	$2,924,444,249	$2,991,206,014
See accompanying Notes to Financial Statements.
48 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Core Bond Fund (the “Fund”), is a separate fund of Oppenheimer Integrity Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return by investing mainly in debt instruments. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of December 31, 2010, approximately 43% of the shares of the Fund were owned by other funds advised or sub-advised by the Manager or an affiliate of the Manager.
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ®
49 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     Swap contracts are valued utilizing price quotations obtained from broker-dealer counterparties or independent pricing services. Values are determined based on relevant market information on the underlying reference assets which may include credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures and forward currency rates.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates,
50 | OPPENHEIMER CORE BOND FUND

currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 31, 2010, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$459,609,144
Sold securities	46,513,624
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
51 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.
Securities Sold Short. The Fund may short sell when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out.
     As of December 31, 2010, the Fund had no outstanding securities sold short.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. Information concerning securities in default as of December 31, 2010 is as follows:

Cost	$2,069,145
Market Value	$210,079
Market Value as a % of Net Assets	0.02%
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the
52 | OPPENHEIMER CORE BOND FUND

Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
53 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$398,695	$—	$545,423,685	$32,525,545

1.	As of December 31, 2010, the Fund had $545,423,685 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2010, details of the capital loss carryforwards were as follows:

Expiring

2016	$79,226,443
2017	466,197,242

Total	$545,423,685

2.	During the fiscal year ended December 31, 2010, the Fund utilized $49,115,672 of capital loss carryforward to offset capital gains realized in that fiscal year.

3.	During the fiscal year ended December 31, 2009, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 31, 2010. Net assets of the Fund were unaffected by the reclassifications.

Increase to
	Reduction to	Accumulated
Increase to	Accumulated Net	Net Realized Loss
Paid-in Capital	Investment Loss	on Investments

$759,669	$1,976,608	$2,736,277
The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

Distributions paid from:
Ordinary income	$57,859,871	$34,126,925
Return of capital	—	47,994,058

Total	$57,859,871	$82,120,983

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2010 are noted in the following table. The primary difference
54 | OPPENHEIMER CORE BOND FUND

between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,504,937,706
Federal tax cost of other investments	(133,597,892)

Total federal tax cost	$1,371,339,814

Gross unrealized appreciation	$46,051,968
Gross unrealized depreciation	(13,526,423)

Net unrealized appreciation	$32,525,545

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
55 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	25,109,912	$159,625,201	19,731,384	$115,266,113
Dividends and/or distributions reinvested	2,732,815	17,454,256	3,690,332	21,238,507
Redeemed	(23,690,768)	(151,390,793)	(38,821,755)	(221,961,785)

Net increase (decrease)	4,151,959	$25,688,664	(15,400,039)	$(85,457,165)

Class B
Sold	1,772,233	$11,220,090	1,678,256	$9,765,521
Dividends and/or distributions reinvested	204,793	1,306,444	327,928	1,883,536
Redeemed	(2,623,896)	(16,712,873)	(3,574,077)	(20,460,448)

Net decrease	(646,870)	$(4,186,339)	(1,567,893)	$(8,811,391)

56 | OPPENHEIMER CORE BOND FUND

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount

Class C
Sold	5,873,538	$37,314,577	6,087,162	$34,998,758
Dividends and/or distributions reinvested	608,082	3,886,117	848,417	4,892,882
Redeemed	(5,648,259)	(36,097,695)	(8,866,339)	(50,529,222)

Net increase (decrease)	833,361	$5,102,999	(1,930,760)	$(10,637,582)

Class N
Sold	2,238,381	$14,207,034	2,388,783	$13,838,712
Dividends and/or distributions reinvested	235,462	1,502,136	378,725	2,176,624
Redeemed	(2,684,764)	(17,069,279)	(5,058,808)	(28,804,280)

Net decrease	(210,921)	$(1,360,109)	(2,291,300)	$(12,788,944)

Class Y
Sold	15,991,791	$101,924,863	43,268,199	$249,153,378
Dividends and/or distributions reinvested	4,571,534	29,113,984	7,554,048	43,240,565
Redeemed	(25,470,878)	(161,343,609)	(94,291,033)	(530,341,008)

Net decrease	(4,907,553)	$(30,304,762)	(43,468,786)	$(237,947,065)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended December 31, 2010, were as follows:

	Purchases	Sales

Investment securities	$869,130,002	$811,879,350
U.S. government and government agency obligations	35,016,206	38,287,561
To Be Announced (TBA) mortgage-related securities	4,655,979,130	4,612,714,845
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.50%
Over $1 billion	0.35
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
57 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2010, the Fund paid $1,763,290 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The
58 | OPPENHEIMER CORE BOND FUND

Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2010 were as follows:

Class B	$1,564,640
Class C	3,683,284
Class N	1,687,386
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

December 31, 2010	$198,099	$3,936	$70,724	$16,535	$1,738
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the “total annual operating expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” as a percentage of average annual net assets, will not exceed the following annual rates: 0.90% for Class A shares; 1.65% for Class B and Class C shares; 1.15% for Class N shares and 0.65% for Class Y shares. During the year ended December 31, 2010, the Manager waived fees and/or reimbursed the Fund $725,060, $98,412, $211,516, and $97,390 for Class A, Class B, Class C and Class N shares, respectively.
     From April 1, 2009 through March 31, 2010, the Manager voluntarily waived the advisory fee by 0.10% of the Fund’s average annual net assets. That voluntary waiver was applied after all other waivers and/or reimbursements. During the year ended December 31, 2010, the Manager waived $271,814 in advisory fees as a result of this voluntary arrangement.
     The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended December 31, 2010, the Manager reimbursed the Fund $410,407 for legal costs and fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
During the year ended December 31, 2010, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$806
Class B	108,823
Class C	226
Class N	16,927
59 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 31, 2010, the Manager waived fees and/or reimbursed the Fund $148,133 for IMMF management fees.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
     During the year ended December 31, 2010, the Manager voluntarily reimbursed the Fund $6,127 for certain transactions. The payment is reported separately in the Statement of Operations and increased the Fund’s total returns by less than 0.01%.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:
Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as
60 | OPPENHEIMER CORE BOND FUND

the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.
     As of December 31, 2010, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $38,799 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of December 31, 2010, the Fund could have been required to pay this amount in cash to its counterparties.
Valuations of derivative instruments as of December 31, 2010 are as follows:

	Asset Derivatives			Liability Derivatives
	Statement of			Statement of
Derivatives	Assets and			Assets and
Not Accounted for as	Liabilities			Liabilities
Hedging Instruments	Location	Value		Location	Value

Credit contracts				Depreciated swaps, at value	$38,799
Interest rate contracts	Futures margins	$614,159	*	Futures margins	446,813	*

Total		$614,159			$485,612

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
The effect of derivative instruments on the Statement of Operations is as follows:
Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted	Closing and expiration
for as Hedging Instruments	of futures contracts	Swap contracts	Total

Credit contracts	$—	$158,772	$158,772
Interest rate contracts	11,358,039	—	11,358,039

Total	$11,358,039	$158,772	$11,516,811

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Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted
for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$454,271	$454,271
Interest rate contracts	3,450,338	—	3,450,338

Total	$3,450,338	$454,271	$3,904,609

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.
     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.
     During the year ended December 31, 2010, the Fund had an average market value of $146,083,841 and $118,077,224 on futures contracts purchased and sold, respectively.
     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.
Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
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NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract
64 | OPPENHEIMER CORE BOND FUND

initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.
     The Fund has engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements.
     For the year ended December 31, 2010, the Fund had average notional amounts of $5,074,615 and $20,766,923 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
6. Restricted Securities
As of December 31, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities
65 | OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Securities Lending Continued
loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of December 31, 2010, the Fund had no securities on loan.
8. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds advised by the Manager and distributed by the Distributor – including the Fund. The lawsuits naming the Fund as a defendant also name as defendants certain officers and current and former trustees of the Fund. The plaintiffs seek class action status on behalf of purchasers of shares of the Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the Fund contained misrepresentations and omissions, that the Fund’s investment policies were not followed, and that the Fund and the other defendants violated federal securities laws and regulations and certain state laws. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Litigation involving certain other Oppenheimer funds is similar in nature.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those suits allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Fund’s Board of Trustees has also engaged counsel to represent the Fund and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Fund may bear in defending the suits might
66 | OPPENHEIMER CORE BOND FUND

not be reimbursed by insurance, the Manager believes that these suits should not have any material effect on the operations of the Fund, that the outcome of all of the suits together should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
9. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Under the Act, future capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years, there may be a greater likelihood that all or a portion of a fund’s pre-enactment capital losses will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending December 31, 2011.
67 | OPPENHEIMER CORE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Integrity Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund (the only portfolio constituting the Oppenheimer Integrity Fund), including the statement of investments, as of December 31, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Core Bond Fund for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund as of December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
February 16, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended December 31, 2010 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2010 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2011, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2010, the maximum amount allowable but not less than $54,476,165 or 94.15% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
69 | OPPENHEIMER CORE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
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     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources, that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load intermediate investment-grade debt funds. The Board considered that, while the Fund underperformed its performance universe median for the one-year, three-year, five-year and ten-year periods considered by the Board, it performed in the top quintile for the year-to-date and the one-year period ended April 30, 2010. The Board also noted the changes in the portfolio management team that occurred at the end of 2008 and the appointment of a new portfolio manager on April 1, 2009.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load intermediate investment-grade debt funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual management fees were lower than its expense group median, and that the Fund’s total expenses were equal to its expense
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
group median. The Board considered that the Manager has agreed to voluntarily limit the total annual operating expenses for all classes of shares of the Fund so that total expenses, as percentage of average daily net assets, will not exceed the following annual rates: 0.90% for Class A Shares; 1.65% for Class B and Class C Shares, respectively; 1.15% for Class N Shares; and 0.65% for Class Y Shares. The Board also noted that the Manager had voluntarily waived 0.10% of its management fee after all other waivers and/or reimbursements from April 1, 2009 through March 31, 2010.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through August 31, 2011. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies (“portfolio proxies”) relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Fund’s Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
     This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 73	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and Inter- national Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

George C. Bowen, Trustee (since 2001) Age: 74	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of Multi-Source Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Bowen has served on the Boards of certain Oppenheimer funds since 1998, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2001) Age: 72	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Age: 68	Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following:
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Jon S. Fossel, Continued	Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Sam Freedman, Trustee (since 1996) Age: 70	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Trustee (since 2008) Age: 62	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 15 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Age: 64	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2002) Age: 66	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization)
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Robert J. Malone, Continued	(since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 36 portfolios in the Oppenheimer- Funds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2001) Age: 68	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 38 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Direc- tor (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

William F. Glavin, Jr., Continued	(March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President and Portfolio Manager (since 2009) Age: 50	Director of Fixed Income (since October 2010), Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Prior to joining the Manager, Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009); Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006); a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of 22 portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President and Portfolio Manager (since 2009) Age: 45	Vice President of the Manager (since August 2007), CFA and a member of the Manager’s Investment Grade Fixed Income Team (since April 2009). Prior to joining the Manager, Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); a Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of 7 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008),
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian W. Wixted, Continued	OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 62	Executive Vice President (since January 2004) and General Counsel-Corporate (since March 2002) of the Manager; General Counsel of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge, upon request, by calling 1.800.525.7048.
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OPPENHEIMER CORE BOND FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Counsel	K&L Gates LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
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PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
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Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number — whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
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Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Bowen is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $38,900 in fiscal 2010 and $38,900 in fiscal 2009.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $342,900 in fiscal 2010 and $269,540 in fiscal 2009 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services for the capital accumulation plan, FIN 45 and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $7,250 in fiscal 2010 and $8,750 in fiscal 2009.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $350,150 in fiscal 2010 and $278,290 in fiscal 2009 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2010, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Integrity Funds

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer

Date:	02/08/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer

Date:	02/08/2011

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	02/08/2011